[GRAPHIC OMITTED][GRAPHIC OMITTED]              BOULDER TOTAL RETURN FUND, INC.
                                              BOULDER GROWTH & INCOME FUND, INC.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302



To the Stockholders:

     The Joint Annual Meeting of Stockholders (the "Meeting") of Boulder Total Return Fund, Inc. ("BTF") and Boulder Growth & Income Fund, Inc. ("BIF," together with BTF, the "Funds") will be held on April 24, 2009 at the Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona 85016 at 9:00 A.M. Mountain Standard Time. Stockholders who are unable to attend the Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Notice of Joint Annual Meeting of Stockholders, a joint proxy statement regarding the Annual Meeting (the "Proxy Statement"), a proxy card for each Fund in which you hold shares for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy or proxies are enclosed. You may instead choose to authorize your proxy by touch-tone telephone or through the Internet, as explained on your proxy card(s).

     At the Meeting, the stockholders of each Fund will elect that Fund's Directors and consider a proposal regarding the classification of the Board of Directors for that Fund as set forth in the Notice of Joint Annual Meeting of Stockholders and as explained in the Proxy Statement. There will also be an opportunity to discuss matters of interest to you as a stockholder. Your Fund's Directors recommend that you vote in favor of the nominees for Director, as applicable to the class of shares you hold, and for Proposal 1 as further outlined in the attached Proxy Statement.

     Your vote is very important to us. Thank you for your response and for your continued investment.


Sincerely,

Boulder Total Return Fund, Inc.                                 Boulder Growth & Income Fund, Inc.



Richard Barr                                                    Joel Looney
Chairman of the Board of Directors for BTF                      Chairman of the Board of Directors for BIF

 [GRAPHIC OMITTED][GRAPHIC OMITTED]              BOULDER TOTAL RETURN FUND, INC.
                                              BOULDER GROWTH & INCOME FUND, INC.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 24, 2009


To the Stockholders:

     The Joint Annual Meeting of Stockholders of Boulder Total Return Fund, Inc. ("BTF") and Boulder Growth & Income Fund, Inc. ("BIF," together with BTF, referred to in this Proxy Statement as the "Funds"), each a Maryland corporation (the "Meeting"), will be held on April 24, 2009 at the Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona 85016 at 9:00 A.M. Mountain Standard Time (local time).

     At the Joint Annual Meeting, the stockholders of each Fund will elect that Fund's Directors and will be asked to consider and vote on the Proposals below with respect to the Funds, all of which are more fully described in the accompanying Proxy Statement.

MATTERS TO BE VOTED ON BY ALL STOCKHOLDERS OF EACH FUND, AS APPLICABLE:

     1. An amendment to the charter of each Fund classifying the Board of Directors of each Fund into three separate classes (Proposal 1);

     2.   The election of the Directors of each Fund (Proposal 2); and

     3. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

     The Board of Directors of each Fund has fixed the close of business on March 4, 2009 as the record date for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof. This Proxy Statement, Notice of Joint Annual Meeting, and proxy card are first being mailed to stockholders on or about March 18, 2009.




                                             By Order of the Board of Directors,
                                             /s/ Stephanie Kelley
                                             STEPHANIE KELLEY
                                             Secretary
March 18, 2009


--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. EVEN IF YOU PLAN TO ATTEND THE MEETING, STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT OR THEM IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



  Registration                                           Valid Signature

  Corporate Accounts
  (1)  ABC Corp.                                         ABC Corp.
  (2)  ABC Corp.                                         John Doe, Treasurer
  (3)  ABC Corp., c/o John Doe Treasurer                 John Doe
  (4)  ABC Corp. Profit Sharing Plan                     John Doe, Trustee

  Trust Accounts
  (1)  ABC Trust                                         Jane B. Doe, Trustee
  (2)  Jane B. Doe, Trustee, u/t/d 12/28/78              Jane B. Doe

  Custodian or Estate Accounts
  (1)  John B. Smith, Cust.,                             John B. Smith
       f/b/o John B. Smith, Jr. UGMA
  (2)  John B. Smith                                     John B. Smith, Executor

 [GRAPHIC OMITTED][GRAPHIC OMITTED]              BOULDER TOTAL RETURN FUND, INC.
                                              BOULDER GROWTH & INCOME FUND, INC.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302

                    JOINT ANNUAL MEETING OF STOCKHOLDERS FOR
                         BOULDER TOTAL RETURN FUND, INC.
                                       and
                       BOULDER GROWTH & INCOME FUND, INC.

                          To Be Held on April 24, 2009

                              JOINT PROXY STATEMENT

     This joint proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc. ("BTF") and Boulder Growth & Income Fund, Inc. ("BIF," together with BTF, the "Funds"), each a Maryland corporation, is furnished in connection with the solicitation of proxies by each Fund's board of directors (collectively, the "Boards" and individually, the "Directors") for use at the Joint Annual Meeting of Stockholders of the Funds to be held on Friday, April 24, 2009, at 9:00 A.M. Mountain Standard Time (local time), at the Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona 85016, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Joint Annual Meeting of Stockholders and proxy cards accompany this Proxy Statement. This Proxy Statement, a Notice of Joint Annual Meeting, and a proxy card are first being mailed to stockholders on or about March 18, 2009. Proxy solicitations may be made, beginning on or about March 18, 2009, primarily by mail, but proxy solicitations may also be made by telephone, Internet on the Funds' website, email or personal interviews conducted by officers of the Funds and PNC Global Investment Servicing, the transfer agent for the Funds. In addition, the Funds may engage professional proxy solicitation firms to assist the Funds in soliciting stockholder voting participation. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Funds. The Funds also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of their shares. The Boards have fixed the close of business on March 4, 2009 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

     The Funds provide Annual and Semi-Annual Reports to stockholders. Additional copies of the Funds' most recent Annual Reports are available upon request and without charge by writing to Boulder Funds, 2344 Spruce Street, Suite A, Boulder, CO 80302, or by calling 1-877-561-7914. The reports are also viewable online at the Funds' website at www.boulderfunds.net. The reports are not to be regarded as proxy solicitation material.

     One Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Funds have received contrary instructions from one or more of the stockholders. The Funds will undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement to any stockholder who contacts the Funds in writing, or by phone, as stated above. Similarly, stockholders sharing an address can request single copies of a future proxy statement or annual report by contacting the Funds in writing or by contacting the Fund's transfer agent by phone at 1-800-331-1710.

     Boulder Investment Advisers, LLC ("BIA"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302, and Stewart Investment Advisers (also known as Stewart West Indies Trading Company, Ltd.) ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Funds. BIA and SIA are collectively referred to herein as the "Advisers". Fund Administrative Services, L.L.C. ("FAS"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302, and ALPS Fund Services, Inc. ("ALPS"), 1290 Broadway, Suite 1100, Denver, Colorado 80203, serve as co-administrators to the Funds. PNC Global Investment Servicing Inc. ("PNC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the transfer agent for the Funds.

     If the enclosed proxy is properly executed and returned by April 24, 2009 in time to be voted at the Meeting, the shares of the applicable Fund(s) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR Proposals 1 and 2, and in the discretion of the proxy holder, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Funds' Secretary at the above address prior to the date of the Meeting.

     Each Fund has two classes of stock: common stock, par value $0.01 per share (the "Common Stock") and auction market preferred stock, par value $0.01 per share (the "Preferred Stock" or "AMPs"). The Common Stock and Preferred Stock, respectively, are collectively referred to herein as the "Shares" for that respective Fund. On the Record Date, the following numbers of Shares for each of the Funds were issued and outstanding:



                   Common Stock                                 AMPS
                   Outstanding                              Outstanding
       ------------------------------------- -----------------------------------
   BTF              12,338,660                                  775
   BIF              25,495,585                                 1,000



     A quorum of each respective Fund's stockholders is required for the conduct of business at the Meeting for that Fund. Under the respective Bylaws of the Funds, a quorum for each Fund is established by the presence in person or by proxy of the holders of a majority of the outstanding shares (without regard to class) of the applicable Fund as of the Record Date. In the event that a quorum is not present at the Meeting for a particular Fund (including a quorum of the Preferred Stock (defined below) with respect to the election of Directors to be elected separately by the Preferred Stock holders), or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the chairman of the Meeting or the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that particular Fund in order to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals if submitted to stockholders, any such adjournment of a Fund will require the affirmative vote of a majority of votes cast on the matter at the Meeting as applicable for that Fund.


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares of each Fund as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund's outstanding Common Stock.


                                     BOULDER TOTAL RETURN FUND, INC.                    BOULDER GROWTH & INCOME FUND, INC.
--------------------------- --------------------------------------------------- ----------------------------------------------------
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
      Name of Owner*                         Number of Shares    Percentage                      Number of Shares     Percentage
                            Number of Shares   Beneficially     Beneficially    Number of Shares   Beneficially      Beneficially
                             Directly Owned       Owned            Owned         Directly Owned       Owned             Owned
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
Alaska Trust Company*              ---            ---***         __________%           ---             ---***         __________%
Ernest Horejsi Trust  No. 1B*  __________       __________       __________%       __________       __________        __________%
Lola Brown Trust No. 1B*       __________       __________       __________%           ---              ---                0%
Evergreen Atlantic LLC**       __________       __________       __________%           ---              ---                0%
Stewart West Indies Trust*     __________       __________       __________%           ---              ---                0%
Susan L. Ciciora Trust*        __________       __________       __________%           ---              ---                0%
John S. Horejsi Trust*         __________       __________       __________%           ---              ---                0%
Evergreen Trust*               __________       __________       __________%           ---              ---                0%
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
Aggregate Shares Owned by      __________       __________       __________%       __________       __________        __________%
Horejsi Affiliates
(defined below)***
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
Doliver Capital Advisors, LP+       0                0                0                 0            4,396,913          17.25%


* The address of each Trust listed above is c/o Alaska Trust Company, 1029 West Third Street, Suite 400, Anchorage, AK 99501.

** The address of Evergreen Atlantic, LLC is 2344 Spruce Street, Suite A, Boulder CO 80302.

*** Alaska Trust Company ("ATC") serves as a trustee or co-trustee for the Horejsi Trusts (as defined below); ATC disclaims beneficial ownership of shares owned by the Ernest Horejsi Trust No. 1B ("EH Trust"), Lola Brown Trust No. 1B ("Lola Trust"), Stewart West Indies Trust ("SWIT"), Susan L. Ciciora Trust ("SLC Trust"), John S. Horejsi Trust ("JSH Trust") and the Evergreen Trust ("Evergreen Trust") (collectively, the "Horejsi Trusts"), and shares owned by Evergreen Atlantic LLC ("Evergreen"). The Evergreen Trust, SLC Trust, JSH Trust, and SWIT are members of Evergreen with ownership percentages, respectively, of 11%, 30%, 15%, and 44%. ATC is a trust company organized under the laws of Alaska; 98% of its outstanding shares are owned by SWIT, an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue; Douglas Blattmachr, President of ATC, owns 2% of the outstanding shares of ATC. The Directors and officers of ATC are Larry Dunlap (Director), Stephen C. Miller (Vice President and
     Director), Mr. Blattmachr (President and Director), Brandon Cintula (Vice President and Director), and Richard Thwaites (Secretary/Treasurer and Director). The officers and directors of ATC disclaim beneficial ownership of shares owned by the Horejsi Trusts and Evergreen. Together with Larry Dunlap and ATC, Ms. Ciciora is a trustee of the EH Trust and also one of the beneficiaries of the EH Trust. Because two of the EH Trust's trustees are required in order for the EH Trust to vote or exercise dispositive authority with respect to shares owned by the EH Trust, Ms. Ciciora and Mr. Dunlap each disclaim beneficial ownership of such shares. Together with Mr. Dunlap and ATC, Ms. Ciciora is a trustee of the Lola Trust and also one of the beneficiaries of the Lola Trust. Because two of the Lola Trust's trustees are required in order for the Lola Trust to vote or exercise dispositive authority with respect to shares owned by the Lola Trust, Ms. Ciciora and Mr. Dunlap each disclaim beneficial ownership of such shares. ATC, Mr. Miller, and Mr. Dunlap are trustees to the Evergreen Trust; because two of the Evergreen Trust's trustees are required in order for the Evergreen Trust to vote or exercise dispositive authority with respect to shares owned by the Evergreen Trust, Messrs. Miller and Dunlap each disclaim beneficial ownership of such shares.

+ As stated in Schedule 13G Amendment No. 3 filed with the Securities and Exchange Commission on February 13, 2009.

     The following table sets forth certain information regarding the beneficial ownership of the Shares of each Fund as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund's outstanding Preferred Stock.


                                     BOULDER TOTAL RETURN FUND, INC.                    BOULDER GROWTH & INCOME FUND, INC.
--------------------------- --------------------------------------------------- ----------------------------------------------------
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
      Name of Owner*                         Number of Shares     Percentage                     Number of Shares     Percentage
                            Number of Shares   Beneficially      Beneficially   Number of Shares   Beneficially      Beneficially
                             Directly Owned       Owned             Owned        Directly Owned       Owned             Owned
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------
Bank of America Corporation                        406+            52.39%+                             722++             72.2%++
and Merrill Lynch, Pierce,
Fenner & Smith Incorporated
--------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ------------------


+ As stated in Schedule 13G filed with the Securities and Exchange Commission on February 10, 2009.

++ As stated in Schedule 13G Amendment No. 1 filed with the Securities and Exchange Commission on February 11, 2009.

----------------------------

     The EH Trust, Lola Trust, Evergreen, SWIT, SLC Trust, JSH Trust, and the Evergreen Trust are collectively referred to as the "Horejsi Affiliates". Information as to beneficial ownership discussed in the previous paragraph was obtained from the respective representative(s) of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     For BTF, as of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, ___________ shares or _______ % of Common Stock outstanding and 775 shares or 100% of the Preferred Stock outstanding. For BIF, as of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, ___________ shares or _______ % of Common Stock outstanding and 1,000 shares or 100% of the Preferred Stock outstanding.

     For BTF, as of the Record Date, the executive officers and directors of the Fund, as a group, owned ________ shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of Preferred Stock, representing ________ % of Common Stock outstanding and 0% of Preferred Stock. For BIF, as of the Record Date, the executive officers and directors of the Fund, as a group, owned ________ shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of Preferred Stock, representing ________ % of Common Stock outstanding and 0% of Preferred Stock.

     MATTERS TO BE VOTED ON BY ALL STOCKHOLDERS OF EACH FUND, AS APPLICABLE:

                                   PROPOSAL 1

    AMENDMENT TO THE CHARTER CLASSIFYING THE BOARD OF DIRECTORS OF EACH FUND
                          INTO THREE SEPARATE CLASSES

     The Boards have considered and recommend to each Fund's stockholders amending the Funds' respective charters (the "Charters") in order to classify the Boards into three separate classes.

     Presently the Charters provide that Directors serve a one-year term. The Charters read as follows:

     The directors shall be elected at each annual meeting of the stockholders commencing in 2004, except as necessary to fill any vacancies, and each director elected shall hold office until his or her successor is duly elected and qualifies, or until his or her earlier resignation, death, or removal.

In addition, under Maryland General Corporation Law ("MGCL"), Directors may be removed with or without cause by the affirmative vote of a majority of all the votes entitled to be cast generally for election of directors. Thus, presently under the Charters and the MGCL, only a single meeting of stockholders would be required to effect a complete change in the Boards.

     In 2004, stockholders for both Funds approved "de-classification" of the Boards from three separate classes, each serving a three-year term, to a single class elected on an annual basis. However, the Boards now believe that a classified board structure will best serve the Funds' longer-term interests. Thus, if stockholders approve Proposal 1 and approve a new board structure with three classes of directors with each class serving a three-year term (instead of the current one-year term), the Charters will be amended accordingly and such changes will take effect immediately and with respect to the election of Directors at the Meeting under Proposal 2. Class I Directors will hold office initially for a term expiring at the 2010 annual meeting of stockholders, Class II Directors will hold office initially for a term expiring at the 2011 annual meeting of stockholders and Class III Directors will hold office initially for a term expiring at the 2012 annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of Directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

     Background on the Classification Proposal. In 2004, the Funds' stockholders approved a comprehensive set of corporate governance proposals, one of which was to "de-classify" the Boards such that Directors would serve an annual term (the "2004 Proposal"). Prior to the 2004 Proposal, each Fund had a "classified" or "staggered" board. Various industry trade groups, activist investor groups, the New York Stock Exchange, and other industry professionals generally advocated de-classification as well as the other corporate governance proposals advanced by the Funds in 2004. It was thought at that time that having all Directors stand for election every year would lead to better stockholder governance, a more responsive Board and more access to fund management.

     Since that time, the Boards have had the opportunity to experience and review the effect of the adoption of these corporate governance proposals, and in particular the effect of the 2004 Proposal. In assessing the 2004 Proposal, close attention was paid to the Funds' investment objectives, the makeup of the Funds' stockholders and other developments within the past four years.

     Board Considerations. At its regular meeting in February 2009, each Board considered a proposal from management to classify the Board. At that meeting, each Board considered a number of factors before coming to a conclusion that a classified board would better serve the long-term investment interest of the Fund and its stockholders.

     Each Board recognized that overall effect of the Proposal would be to make any hostile attempt to take control of the Fund through a proxy contest more difficult. In order to change the membership of a majority of the Directors, at least two years would be required. Each Board believes that this would encourage persons seeking to acquire control of the Fund to engage in good-faith, arm's-length negotiations with the Board. Each Board also believes that ensuring continuity of service among the Board members and three-year commitments for Board service is desirable and that the Proposal will facilitate the Fund's attracting and retaining qualified members of the Board and hiring and retaining competent management personnel by increasing the likelihood of a stable employment environment.

     The Boards understand the Funds' stockholder bases to be generally comprised of many stockholders holding smaller positions who have a long-term investment horizon similar to that expressed by the Funds' largest stockholders (i.e., the Horejsi Affiliates). A primary reason that these stockholders invest with the Funds is the potential for long-term capital appreciation coupled with responsible and deliberative asset management and an eye toward capital preservation. Neither the Boards nor the Funds' investment managers or stockholders contemplate sudden, drastic changes in the makeup of the Funds' investment portfolios.

     The Boards noted that, in general, closed-end funds such as the Funds seem to be more subject than operating companies to pressures from "hostile" stockholders, arbitragers and other groups of investors seeking to take advantage of short-term market cycles for their own benefit. These activities are often detrimental to stockholders seeking a particular investment style and a long-term investment horizon. For example, twice in the past three years, BIF was subject to activist pressure to change its fundamental operations. In 2005, Scott Schultz and Phil Goldstein joined together to pressure BIF to adopt a managed distribution program and, in October 2008, Ronald Olin and Ralph Bradshaw sought to float stockholder proposals that called for removal of the Advisers, replacement of the current Board and an aggressive level-rate distribution policy at odds with the then-current market and BIF's long-term rate of return. Messrs. Olin and Bradshaw's proposals have since been withdrawn.

     The Boards ultimately concluded that the Proposal achieves a fair balance between the corporate governance intent of the 2004 Proposal and protecting the stockholders' long-term interests and recommends that stockholders vote "FOR" this proposal.

     The Boards noted that, because Directors will be directly affected by the Proposal, they may be deemed to have an interest in its outcome.

     If approved by the stockholders, the Proposal would impose the classified board structure effective immediately and for this Meeting. The table below illustrates the effect stockholder approval of the Proposal would have on the terms of Directors:

                 -------------------------------     -------------------------------
                    BOULDER TOTAL RETURN FUND          BOULDER GROWTH & INCOME FUND
                 -------------------------------     -------------------------------
                 ---------- ---------- ---------     ---------- ---------- ---------
                 Class I    Class II   Class III     Class I    Class II   Class III
                 2009-10    2009-11    2009-12       2009-10    2009-11    2009-12
                 ---------- ---------- ---------     ---------- ---------- ---------
                 ---------- ---------- ---------     ---------- ---------- ---------
Rich Barr                                  X                                  X
Susan Ciciora*+                            X                                  X
John Horejsi*+        X                               X
Dean Jacobson         X                               X
Joel Looney                      X                                 X
                 ---------- ---------- ---------     ---------- ---------- ---------

* "Interested" director as that term is defined in the Investment Company Act of 1940, as amended.

+ These Directors are elected by the Funds' respective Preferred Stock holders pursuant to their Articles Supplementary.

Accordingly, and for each Fund, Messrs. Horejsi and Jacobson will hold office initially for a term expiring at the 2010 annual meeting of stockholders, Mr. Looney will hold office initially for a term expiring at the 2011 annual meeting of stockholders and Ms. Ciciora and Mr. Barr hold will hold office initially for a term expiring at the 2012 annual meeting of stockholders.

     Attached at Exhibit A are Articles of Amendment containing the amendment to each Fund's respective Charter (the "Amendment") which, if approved, will be filed with the State Department of Assessments and Taxation of Maryland. If stockholders approve the Proposal for either or both of the Funds, the Annual Meeting for that Fund will be temporarily adjourned so that the Amendment may be filed immediately and effective immediately. Thereafter, the Annual Meeting for that Fund will resume and Proposal 2 will be considered. If stockholders do not approve this Proposal 1 for either or both of the Funds, but do approve Proposal 2, the Board of Directors for the respective Fund will be elected to serve until the annual meeting of stockholders in 2010 and until their successors are duly elected and qualify.

     Vote required. Approval of Proposal 1 for each of the Funds requires the affirmative vote of a majority of all the votes entitled to be cast by the stockholders of that respective Fund on the matter. Holders of record of shares of each Fund at the close of business on the Record Date will be entitled to one vote per share on each matter as to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF BTF AND BIF, AS APPLICABLE, VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2

                      ELECTION OF DIRECTORS OF BTF AND BIF

     The Funds' respective Charters currently provide that all of the Directors stand for election each year. If stockholders approve Proposal 1 for either or both of the Funds, then the Charter for that Fund will be amended, effective immediately and for purposes of this Meeting, so that the terms of each Director, if elected, would be classified in accordance with Proposal 1. Thus, if Proposal 1 is approved, and the Directors as nominated in this Proposal 2 are elected, Messrs. Horejsi and Jacobson will hold office initially for a term expiring at the 2010 annual meeting of stockholders, Mr. Looney will hold office initially for a term expiring at the 2011 annual meeting of stockholders and Mr. Barr and Ms. Ciciora will hold office initially for a term expiring at the 2012 annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of Directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

         The Boards have nominated the following five Director nominees to stand for election and serve terms as follows:

                 -------------------------------     -------------------------------
                    BOULDER TOTAL RETURN FUND          BOULDER GROWTH & INCOME FUND
                 -------------------------------     -------------------------------
                 --------- ---------- ----------     --------- ---------- ----------
                 Class I   Class II   Class III      Class I   Class II   Class III
                 2009-10   2009-11    2009-12        2009-10   2009-11    2009-12
                 --------- ---------- ----------     --------- ---------- ----------
                 --------- ---------- ----------     --------- ---------- ----------
Rich Barr                                  X                                 X
Susan Ciciora*+                            X                                 X
John Horejsi*+       X                               X
Dean Jacobson        X                               X
Joel Looney                     X                                  X
                 --------- ---------- ----------     --------- ---------- ---------

* "Interested" director as that term is defined in the Investment Company Act of 1940, as amended.

+ These Directors are elected by the Funds' respective Preferred Stock holders pursuant to their Articles Supplementary.

Holders of the Common Stock and Preferred Stock as of the Record Date for each respective Fund are entitled to vote on the election of Messrs. Looney, Barr, and Jacobson, and only the Preferred Stock holders as of the Record Date for each respective Fund are entitled to vote on the election of Ms. Ciciora and Mr. Horejsi. The above nominees have consented to serve as Directors if elected at the Meeting for the term as indicated above. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees for the Board.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors for BTF and BIF:


------------------------------ ------------------------ ---------------------------------------------- --------------------
                               Position, Length of Term                                                  Number of Funds
                                  Served, and Term of          Principal Occupation(s) and Other         in Fund Complex+
Name, Address*, Age                     Office          Directorships Held During the Past Five Years  Overseen by Director
------------------------------ ------------------------ ---------------------------------------------- --------------------
Independent Directors
------------------------------ ------------------------ ---------------------------------------------- --------------------
Joel W. Looney                 Director of BTF since    Partner  (since 1999),  Financial  Management           4
                               2001 and BIF since       Group,  LLC  (investment  adviser);  Director
Chairman                       2002. Chairman of the    and Chairman (since 2003),  First Opportunity
                               Board of BIF since       Fund,  Inc.;  Director  and  Chairman  (since
Age:  47                       2003. Current Nominee    2007), The Denali Fund Inc.
                               for BTF and BIF for a
                               term to expire at the
                               2011 annual meeting.

Dr. Dean L. Jacobson           Director of BTF since    Founder and President (since 1989),  Forensic           4
                               2004 and BIF since       Engineering,         Inc.        (engineering
Age: 70                        2006. Current Nominee    investigations);  Professor  Emeritus  (since
                               for BTF and BIF for a    1997),  Arizona  State  University;  Director
                               term to expire at the    (since 2003),  First  Opportunity Fund, Inc.;
                               2010 annual meeting.     Director (since 2007), The Denali Fund Inc.

Richard I. Barr                Director of BTF since    Retired  (since 2001).  Manager  (1963-2001),           4
                               1999 and BIF since       Advantage  Sales and  Marketing,  Inc.  (food
Age:  71                       2002.  Chairman of the   brokerage);   Director  (since  2001),  First
                               Board of BTF since       Opportunity   Fund,  Inc.;   Director  (since
                               2003. Current Nominee    2007), The Denali Fund Inc.
                               for BTF and BIF for a
                               term to expire at the
                               2012 annual meeting.

------------------------------ ------------------------ ---------------------------------------------- --------------------
Interested Directors**
------------------------------ ------------------------ ---------------------------------------------- --------------------
John S. Horejsi***             Director of BTF since    Director  (since  1997),  Horejsi  Charitable           4
                               2006 and BIF since       Foundation (private  charitable  foundation);
Age: 41                        2004. Current nominee    Director  (since  2006),   First  Opportunity
                               for BTF and BIF for a    Fund,   Inc.;   Director  (since  2007),  The
                               term to expire at the    Denali Fund Inc.
                               2010 annual meeting.

Susan L. Ciciora***            Director of BTF since    Trustee  (since  1994),  Lola Brown Trust No.           4
                               2001 and BIF since       1B;  Trustee  (since  1992),  Ernest  Horejsi
Age: 44                        2006. Current nominee    Trust No. 1B; Director (since 1997),  Horejsi
                               for BTF and BIF for a    Charitable    Foundation,    Inc.    (private
                               term to expire at the    charitable   foundation);   Director   (since
                               2012 annual meeting.     2003),    First   Opportunity   Fund,   Inc.;
                                                        Director (since 2007), The Denali Fund Inc.


* The Directors' respective addresses are c/o Boulder Investment Advisers, LLC, 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

** Mr. Horejsi and Ms. Ciciora are each "interested persons" of BTF and BIF as a result of the extent of their beneficial ownership of the Funds' shares and by virtue of their indirect beneficial ownership of BIA and FAS.

***  Mr. Horejsi and Ms. Ciciora are brother and sister.

+    Includes the Funds, First Opportunity Fund, Inc., and The Denali Fund Inc.

----------------------------

     From the late 1980's until January 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Funds are listed in the table below. Each officer was elected to office by each Board at a meeting held on February 9, 2009. This table also shows certain additional information. Officers are elected annually and each officer will hold such office until a successor has been elected by the applicable Board.



------------------------------ -------------------------- -------------------------------------------------------------
                                  Position, Length of
Name, Address*, Age            Term Served, and Term of       Principal Occupation(s) and Other Directorships held
                                        Office                             During the Past Five Years
------------------------------ -------------------------- -------------------------------------------------------------
Stephen C. Miller              President of BTF since     President  and General  Counsel  (since 1999),  BIA;  Manager
                               1999 and BIF since 2002.   (since  1999),   FAS;  Vice  President  (since  1999),   SIA;
Age:  56                       Director of BTF from       Director  and  Chairman   (2003-2004)  and  President  (since
                               1999-2004. Director of     2003), First Opportunity Fund, Inc.;  President (since 2007),
                               BIF from 2002-2004.        The Denali  Fund  Inc.;  Of Counsel  (since  1991),  Krassa &
                               Chief Compliance Officer   Miller, LLC.
                               from 2004-2007.
                               Appointed annually.

Carl D. Johns                  Chief Financial Officer,   Vice  President and Treasurer  (since 1999),  BIA;  Assistant
                               Chief Accounting           Manager (since 1999), FAS; Vice President,  Treasurer,  Chief
Age: 46                        Officer, Vice President    Financial Officer and Chief Accounting Officer,  (since 2003)
                               and Treasurer since 1999   First  Opportunity  Fund,  Inc.  and (since  2007) The Denali
                               for BTF and since 2002     Fund Inc.
                               for BIF.  Appointed
                               annually.

Joel L. Terwilliger            Chief Compliance Officer   Associate General Counsel (since 2006) and Chief Compliance
                               for BTF and BIF since      Officer (since 2007), BIA, SIA, FAS, First Opportunity Fund,
Age:  40                       2007. Appointed annually.  Inc.  and  The  Denali  Fund  Inc.;  Senior   Associate/Legal
                                                          Counsel  (2002-2006),  Great-West  Life &  Annuity  Insurance
                                                          Company and affiliated companies.

Stephanie J. Kelley            Secretary for BTF since    Secretary  (since  2003),   First   Opportunity  Fund,  Inc.;
                               2000 and BIF since 2002.   Secretary  (since  2007),  The Denali  Fund  Inc.;  Assistant
Age:  52                       Appointed annually.        Secretary and Assistant  Treasurer of various other  entities affiliated  with the Horejsi  family;  employee (since 1999),
                                                          FAS.

Nicole L. Murphey              Vice President since       Vice President (since 2008) and Assistant Secretary (since
                               2008 for BTF and BIF;      2003), First Opportunity Fund, Inc.; Vice President (since
Age:  32                       Assistant Secretary        2008) and Assistant Secretary (since 2007), The Denali Fund
                               since 2000 for BTF and     Inc.; employee (since 1999), FAS.
                               since 2002 for BIF.
                               Appointed annually.


* Unless otherwise specified, the Officers' respective addresses are c/o Boulder Investment Advisers, LLC, 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

     Set forth in the following table are the nominees for election to the Funds' Boards together with the dollar range of equity securities beneficially owned by each Director as of the Record Date for each Fund, as well as the aggregate dollar range of the Funds' equity securities in all funds overseen in a family of investment companies (i.e., other funds managed by the Advisers).


--------------------------------------------------------------------------------------------------------------------
                                        OWNERSHIP OF THE FUNDS BY DIRECTORS
------------------------------ ---------------------- ----------------------- --------------------------------------
                                                                              Aggregate Dollar Range of Equity
Independent Directors and      Dollar Range of Equity Dollar Range of Equity  Securities in All Funds in the
Nominees                       Securities in BTF      Securities in BIF       Family of Investment Companies
------------------------------ ---------------------- ----------------------- --------------------------------------
       Richard I. Barr             $ __________            $ __________                 Over $ __________
       Joel W. Looney              $ __________            $ __________                 Over $ __________
      Dean L. Jacobson             $ __________            $ __________                 Over $ __________
------------------------------ ---------------------- ----------------------- --------------------------------------
------------------------------ ---------------------- ----------------------- --------------------------------------
Interested Directors and
Nominees
------------------------------ ---------------------- ----------------------- --------------------------------------
------------------------------ ---------------------- ----------------------- --------------------------------------
       John S. Horejsi          Over $ __________ +    Over $ __________ ++             Over $ __________
      Susan L. Ciciora          Over $ __________ +    Over $ __________ ++             Over $ __________


+    __________,  __________,  and __________,  Shares of BTF are held by the EH
     Trust, EALLC and the Lola Trust, respectively. Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora and Mr. Horejsi each disclaim all such beneficial ownership. Ms. Ciciora directly owns _____ shares of BTF. Mr. Horejsi does not directly own any shares of BTF.

++ __________ Shares of BIF are held by the EH Trust. Ms. Ciciora is a trustee and beneficiary under the EH Trust and John Horejsi is a beneficiary under the EH Trust. Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of the Shares held by the EH Trust. Ms. Ciciora and Mr. Horejsi disclaim all such beneficial ownership. Ms. Ciciora directly owns __________ shares of BIF. Mr. Horejsi does not directly own any shares of BIF.

---------------------------

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Funds' Directors for the fiscal year ended November 30, 2008. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Funds for acting as a Director or officer. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds. Non-interested Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.


Name of Person and Position with the      Aggregate Compensation    Aggregate Compensation     Total Compensation from
Funds                                           from BTF                  from BIF           the Funds and Fund Complex
---------------------------------------- ------------------------- ------------------------- ----------------------------
Richard I. Barr, Director for BTF and            $30,500                   $23,000                  $ __________
BIF and Chairman for BTF                                                                              (4 funds)

Dr. Dean Jacobson, Director for BTF              $26,500                   $23,000                  $ __________
and BIF                                                                                               (4 funds)

Joel W. Looney, Director for BTF and             $28,500                   $29,000                  $ __________
BIF and Chairman for BIF                                                                              (4 funds)

Susan L. Ciciora, Director for BTF and              $0                        $0                         $0
BIF

John S. Horejsi, Director for BTF and               $0                        $0                         $0
BIF


     Each Director of the Funds who was not a Director, officer, employee or affiliate of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 (for BIF) or $4,000 (for BTF) for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the applicable Board. In addition, for each of the Funds the Chairman of the Board and the Chairman of the Audit Committee receives $1,000 per meeting. Each non-interested Director of the Funds is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board for BTF held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2008. The Board for BIF held eight meetings (four of which were held by telephone conference call) during the fiscal year ended November 30, 2008. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors for both Funds and any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of the Funds for acting as such during the fiscal year ended November 30, 2008 amounted to $85,500 for BTF and $75,000 for BIF.

              COMMITTEES OF THE BOARD OF DIRECTORS FOR BTF AND BIF

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee for each of the Funds is to assist Board oversight of the integrity of the Funds' financial statements, the Funds' compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Funds' independent auditors. The Audit Committee of each Fund reviews the scope and results of the applicable Fund's annual audit with the Fund's respective independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation, and integrity of the Fund's respective financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors of each Fund adopted a written charter for the Audit Committees on January 23, 2002 and most recently amended the Audit Committee Charters on January 25, 2008 to add The Denali Fund Inc. Subsequent minor amendments to the Audit Committee Charters were adopted by the Funds on February 9, 2009.

     The Audit Committee of each Fund is composed entirely of the applicable Fund's independent Directors, consisting of Messrs. Barr, Jacobson, and Looney for both BTF and BIF. The Board of each Fund determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee of each Fund is in compliance with applicable rules of the listing requirements for closed-end fund audit committees; including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the applicable Board. The Audit Committee of each Fund is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committees is independent, as that term is defined by the New York Stock Exchange Listing Standards. The Audit Committee for each of the Funds met twice during the fiscal year ended November 30, 2008.

     In connection with the audited financial statements as of and for the period ended November 30, 2008, included in the Funds' respective Annual Reports for the period ended November 30, 2008 (the "Annual Report"), at meetings held on January 19, 2009 and February 9, 2009, the Audit Committees considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

     The Audit Committees have received the written disclosures and letters from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with independent accountants their independence. The Audit Committees discussed with the independent accountants the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committees by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds in any accounting, financial management or internal control capacity. Moreover, the Audit Committee for each Fund relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, each of the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each of the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Funds' financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committees set forth in the Funds' Charter and those discussed above, the Audit Committee of each Fund recommended to the Boards of each of BTF and BIF that the audited financial statements be included in the Funds' respective Annual Report and be mailed to stockholders and filed with the Securities and Exchange Commission.

     Submitted  by the  Audit  Committee  of  each  of BTF and  BIF's  Board  of
Directors: Richard I. Barr, Dean L. Jacobson, and Joel W. Looney.

     NOMINATING COMMITTEE. The Board of Directors of each Fund has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Jacobson and Barr, which is responsible for considering candidates for election to the Board of the Funds in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the New York Stock Exchange Listing Standards. The Nominating Committee of each Fund did not meet during the fiscal year ended November 30, 2008. The Funds' Board of Directors have adopted a charter for the Nominating Committees that is available on the Funds' website, www.boulderfunds.net.

     The Nominating Committees do not have a formal process for identifying candidates. The Nominating Committees take into consideration such factors as they deem appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committees will consider all qualified candidates in the same manner. The Nominating Committees may modify their policies and procedures for director nominees and recommendations in response to changes in each Fund's respective circumstances, and as applicable legal or listing standards change.

     The Nominating Committees would consider director candidates for the applicable Fund and as recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of BTF or BIF, as applicable.

     The Funds do not have a compensation committee.

                           OTHER BOARD-RELATED MATTERS

     Stockholders of BTF or BIF who wish to send communications to either Board should send them to the address of that respective Fund and to the attention of the respective Board. All such communications will be directed to the respective Board's attention.

     The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Funds, who were Directors at the time, attended the April 25, 2008 Annual Meeting of Stockholders for BTF and BIF.

Vote Required. The election of Messrs. Looney, Barr, and Jacobson as Directors of the Funds requires the affirmative vote of a plurality of the votes cast by the respective holders of the Common Stock and Preferred Stock for each Fund at the Meeting in person or by proxy on Proposal 2. The election of Ms Ciciora and Mr. Horejsi as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the respective holders of the Preferred Stock for each Fund at the Meeting in person or by proxy on Proposal 2. Additionally, if Proposal 1 is approved by the stockholders for either or both of the Funds, the terms of each Director (whether elected or held-over) for that Fund would be as follows: Messrs. Horejsi and Jacobson will hold office initially for a term expiring at the 2010 annual meeting of stockholders, Mr. Looney will hold office initially for a term expiring at the 2011 annual meeting of stockholders and Ms. Ciciora and Mr. Barr hold will hold office initially for a term expiring at the 2012 annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. Holders of record of Shares of each Fund at the close of business on the Record Date will be entitled to one vote per share on each matter as to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

THE FUNDS' BOARDS OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES FOR THE FUNDS.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Funds' proxy material relating to its 2010 annual meeting of stockholders, the stockholder proposal must be addressed to, and received by, that applicable Fund not earlier than , 2009 or later than __________, 2009 Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the applicable Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the applicable Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares for that applicable Fund with a market value of $2,000 and must have held such Shares in the applicable Fund for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. Joint proposals of the Funds are not permissible; stockholders may not submit one proposal (plus the required additional documentation) for more than one Fund. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in an applicable Fund's proxy materials.

     Pursuant to the Funds' respective Bylaws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the applicable Fund. To be timely, a stockholder's notice must be received by the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 by 5:00 P.M. Mountain Standard Time not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be received by the Secretary not later than 5:00 P.M. Mountain Standard Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     Pursuant to the Funds' respective Bylaws, such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the applicable Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the applicable Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the applicable Fund, to make such determination, (E) the extent to which such individual (including such individual's principals) has entered into any hedging transaction or arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the common stock or the daily quoted market price of the Fund held by such individual (including such individual's principals), or increasing or decreasing the voting power of such individual (including such individual's principals), including independently verifiably information in support of the foregoing, (F) the investment strategy or objective - including any related disclosure documents or other independently verifiable information in support of the foregoing - for such individual (including such individual's principals), and (G) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the applicable Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the applicable Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and
(v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the applicable Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person. Joint notices to the Funds are not permissible; stockholders may not submit more than one notice (plus the required additional documentation) for more than one Fund.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. At its regularly scheduled Board meeting held on November 10, 2008, the Audit Committee of each Fund, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), selected, and the Board of each Fund ratified, Deloitte & Touche LLP ("Deloitte") of Denver, Colorado as the Funds' independent registered public accounting firm for the Funds' fiscal year ending November 30, 2009. Deloitte served as independent accountant for each Fund's prior fiscal years ending November 30, 2007 and November 30, 2008. A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Funds for professional services received from Deloitte for the Funds' fiscal years ended November 30, 2007 and November 30, 2008.


-----------------------------------------------------------------------------------------------------------
                                    BOULDER TOTAL RETURN FUND, INC.
-----------------------------------------------------------------------------------------------------------
---------------------- -------------------- -------------------- -------------------- ---------------------
  Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*         All Other Fees+

     11/30/2007              $25,500                $0                $6,875               $4,250

     11/30/2008              $27,350                $0                $7,250               $5,000
---------------------- -------------------- -------------------- -------------------- ---------------------
-----------------------------------------------------------------------------------------------------------
                                   BOULDER GROWTH & INCOME FUND, INC.
-----------------------------------------------------------------------------------------------------------
---------------------- -------------------- -------------------- -------------------- ---------------------
  Fiscal Year Ended        Audit Fees       Audit-Related Fees**      Tax Fees***        All Other Fees++

     11/30/2007              $25,500              $6,500                $6,875               $4,250

     11/30/2008              $27,350                $0                  $7,250               $5,000


* "Tax Fees" are those fees billed to BTF by Deloitte in connection with tax consulting services, including primarily the review of BTF's income tax returns, excise tax returns and Maryland property tax returns.

+ This fee pertains to those fees billed to BTF by Deloitte in connection with their agreed-upon procedures reports under the terms of the Preferred Stock.

** Audit-Related Fees of $6,500 were billed to BIF for providing an opinion in connection with a rights offering conducted by the Fund.

*** "Tax Fees" are those fees billed to BIF by Deloitte in connection with tax consulting services, including primarily the review of BIF's income tax returns, excise tax returns and Maryland property tax returns.

++ This fee pertains to those fees billed to BIF by Deloitte in connection with their agreed-upon procedures reports under the terms of the Preferred Stock.

     The Audit Committee Charter requires that the Audit Committee of each Fund pre-approve all audit and non-audit services to be provided by the auditors to the Funds, and all non-audit services to be provided by the auditors to the Funds' investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services fees described above for which Deloitte billed the Funds for the fiscal years ended November 30, 2007 and November 30, 2008 were pre-approved by the Audit Committees for the Funds.

     Deloitte has informed the Funds that it has no direct or indirect financial interest in the Funds. For the Funds' fiscal year ended November 30, 2008, Deloitte did not provide any non-audit services or bill any fees for such services to the Funds' investment adviser or any affiliates thereof that provide services to the Funds. For the twelve months ended November 30, 2008, the Horejsi Affiliates paid $0 to Deloitte for their services. The Audit Committees have considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Funds' Directors and officers, persons affiliated with the Funds' investment advisers, and persons who own more than 10% of a registered class of the Funds' securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by Securities and Exchange Commission regulations to furnish the applicable Fund(s) with copies of all Section 16(a) forms they file. Based solely upon the Funds' review of the copies of such forms it receives and written representations from such persons, the Funds believe that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote with respect to a particular Fund and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a vote against Proposal 1 and will have no effect on the result of the vote in the election of directors in Proposal 2.


--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. EVEN IS YOU PLAN TO ATTEND THE MEETING, STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT OR THEM IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN A FEW OR MANY SHARES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

EXHIBIT A

                          FORM OF ARTICLES OF AMENDMENT

                         BOULDER TOTAL RETURN FUND, INC.

                              ARTICLES OF AMENDMENT


     BOULDER   TOTAL   RETURN   FUND,   INC.,   a  Maryland   corporation   (the
"Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The charter (the "Charter") of the Corporation is hereby amended by repealing Section 5.2 of Article V in its entirety and inserting in lieu thereof a new Section 5.2 to read as follows:

     Section 5.2 Upon the effectiveness of articles of amendment containing this Section (the "Effective Time"), the Directors (other than any Director elected solely by holders of Preferred Stock in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes: Class I, Class II and Class III.

     Class I Directors shall hold office initially for a term expiring at the annual meeting of stockholders next succeeding the Effective Time, Class II Directors shall hold office initially for a term expiring at the second succeeding annual meeting of stockholders and Class III Directors shall hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify.

     At each annual meeting of the stockholders, the successors to the class of Directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The Directors shall be apportioned among the classes as determined by the Directors so as to maintain the number of Directors in each class as nearly equal in number as possible. Subject to the following paragraph, in no case shall a decrease in the number of Directors shorten the term of any incumbent Director.

     If the Corporation has issued and outstanding Preferred Stock entitling the holders of such Preferred Stock to elect additional Directors in connection with dividend arrearages (such directors, the "Additional Preferred Directors"), the election of such Additional Preferred Directors may cause the total number of Directors to exceed five and the terms of office of the Directors elected by the other stockholders (excluding any Directors which the holders of the Preferred Stock are entitled to separately elect in all events) shall continue until the next respective election for that Class of Directors. Upon the redemption as a whole but not in part of the Preferred Stock, the term of office of any Directors elected solely by the holders of Preferred Stock shall automatically and immediately terminate.

     SECOND: The amendment to the Charter as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

     THIRD: The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters of facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this [_____________], 2009.

ATTEST:
BOULDER TOTAL RETURN FUND, INC.



-------------------------                   ------------------------------
Stephanie Kelley                            Stephen C. Miller
Secretary                                   President

                          FORM OF ARTICLES OF AMENDMENT

                       BOULDER GROWTH & INCOME FUND, INC.

                              ARTICLES OF AMENDMENT


     BOULDER  GROWTH  &  INCOME  FUND,   INC.,  a  Maryland   corporation   (the
"Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The charter (the "Charter") of the Corporation is hereby amended by repealing Section 5.2 of Article V in its entirety and inserting in lieu thereof a new Section 5.2 to read as follows:

     Section 5.2 Upon the effectiveness of articles of amendment containing this Section (the "Effective Time"), the Directors (other than any Director elected solely by holders of Preferred Stock in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes: Class I, Class II and Class III.

     Class I Directors shall hold office initially for a term expiring at the annual meeting of stockholders next succeeding the Effective Time, Class II Directors shall hold office initially for a term expiring at the second succeeding annual meeting of stockholders and Class III Directors shall hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify.

     At each annual meeting of the stockholders, the successors to the class of Directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The Directors shall be apportioned among the classes as determined by the Directors so as to maintain the number of Directors in each class as nearly equal in number as possible. Subject to the following paragraph, in no case shall a decrease in the number of Directors shorten the term of any incumbent Director.

     If the Corporation has issued and outstanding Preferred Stock entitling the holders of such Preferred Stock to elect additional Directors in connection with dividend arrearages (such directors, the "Additional Preferred Directors"), the election of such Additional Preferred Directors may cause the total number of Directors to exceed five and the terms of office of the Directors elected by the other stockholders (excluding any Directors which the holders of the Preferred Stock are entitled to separately elect in all events) shall continue until the next respective election for that Class of Directors. Upon the redemption as a whole but not in part of the Preferred Stock, the term of office of any Directors elected solely by the holders of Preferred Stock shall automatically and immediately terminate.

     SECOND: The amendment to the Charter as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

     THIRD: The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters of facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this [_____________], 2009.

ATTEST:
BOULDER GROWTH & INCOME FUND, INC.



-------------------------                   ------------------------------
Stephanie Kelley                            Stephen C. Miller
Secretary                                   President

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2009, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the Proposals. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 2. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.


------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
1.           To approve  an  amendment  to the  charter  classifying  the  FOR____     AGAINST_____      ABSTAIN ____
             Board of Directors  into three  separate  classes and making related changes to the charter.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
             Election  of   Directors:   Nominees  are  Joel  W.  Looney,  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
 2.          Richard I. Barr, and Dr. Dean L. Jacobson.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT THE  STOCKHOLDERS  VOTE "FOR"
ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                [AMPS PROXY CARD]

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock ("AMPS") of Boulder Total Return Fund, Inc., a Maryland corporation (the
"Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2009, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the Proposals. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 2. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.


------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
1.           To approve  an  amendment  to the  charter  classifying  the  FOR____     AGAINST_____      ABSTAIN ____
             Board of Directors  into three  separate  classes and making related changes to the charter.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
2.           Election  of   Directors:   Nominees  are  Joel  W.  Looney,  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
             Richard I. Barr, Dr. Dean L. Jacobson,  Susan L. Ciciora and
             John S. Horejsi
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                      PROXY


                       BOULDER GROWTH & INCOME FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2009, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the Proposals. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 2. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.


------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
1.           To approve  an  amendment  to the  charter  classifying  the  FOR____     AGAINST_____      ABSTAIN ____
             Board of Directors  into three  separate  classes and making related changes to the charter.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
             Election  of   Directors:   Nominees  are  Joel  W.  Looney,  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
 2.          Richard I. Barr, and Dr. Dean L. Jacobson.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT THE  STOCKHOLDERS  VOTE "FOR"
ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                [AMPS PROXY CARD]

                                      PROXY


                       BOULDER GROWTH & INCOME FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock ("AMPS") of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Arizona Biltmore Resort & Spa, 2400 East Missouri Avenue, Phoenix, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2009, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the Proposals. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 2. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.


------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
1.           To approve  an  amendment  to the  charter  classifying  the  FOR____     AGAINST_____      ABSTAIN ____
             Board of Directors  into three  separate  classes and making related changes to the charter.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
2.           Election  of   Directors:   Nominees  are  Joel  W.  Looney,  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
             Richard I. Barr, Dr. Dean L. Jacobson,  Susan L. Ciciora and
             John S. Horejsi
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------